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                    WARBURG PINCUS MAJOR FOREIGN MARKETS FUND



            Supplement to the Prospectus and Statement of Additional
                       Information dated February 20, 1998



The Fund no longer intends to invest at least 90% of its assets in Major Foreign Markets. The Fund will continue to pursue its investment objective by investing, under normal market conditions, at least 65% of its total asset in securities of Major Foreign Markets. In addition, the Fund may invest up to 10% of its assets in securities of less developed countries considered to be "emerging markets."



Dated:  October 27, 1998                                        WPMFM-16-1098